CONTINGENCIES (Notes)	12 Months Ended
Dec. 31, 2015
Contingencies [Abstract]
Contingencies
CONTINGENCIES
Environmental. FCX subsidiaries are subject to various national, state and local environmental laws and regulations that govern emissions of air pollutants; discharges of water pollutants; generation, handling, storage and disposal of hazardous substances, hazardous wastes and other toxic materials; and remediation, restoration and reclamation of environmental contamination. FCX subsidiaries that operate in the U.S. also are subject to potential liabilities arising under CERCLA and similar state laws that impose responsibility on current and previous owners and operators of a facility for the remediation of hazardous substances released from the facility into the environment, including damages to natural resources, in some cases irrespective of when the damage to the environment occurred or who caused it. Remediation liability also extends to persons who arranged for the disposal of hazardous substances or transported the hazardous substances to a disposal site selected by the transporter. These liabilities are often shared on a joint and several basis, meaning that each responsible party is fully responsible for the remediation, if some or all of the other historical owners or operators no longer exist, do not have the financial ability to respond or cannot be found. As a result, because of FCX’s acquisition of FMC in 2007, many of the subsidiary companies FCX now owns are responsible for a wide variety of environmental remediation projects throughout the U.S., and FCX expects to spend substantial sums annually for many years to address those remediation issues. Certain FCX subsidiaries have been advised by the U.S. Environmental Protection Agency (EPA), the Department of the Interior, the Department of Agriculture and various state agencies that, under CERCLA or similar state laws and regulations, they may be liable for costs of responding to environmental conditions at a number of sites that have been or are being investigated to determine whether releases of hazardous substances have occurred and, if so, to develop and implement remedial actions to address environmental concerns. FCX is also subject to claims where the release of hazardous substances is alleged to have damaged natural resources (NRD) and to litigation by individuals allegedly exposed to hazardous substances. As of December 31, 2015, FCX had more than 100 active remediation projects, including NRD claims, in 26 U.S. states.

A summary of changes in estimated environmental obligations for the years ended December 31 follows:

	2015	2014	2013
Balance at beginning of year	$1,174	$1,167	$1,222
Accretion expense[a]	78	77	79
Additions	33	16	73
Reductions[b]	(3)	(6)	(77)
Spending	(67)	(80)	(130)
Balance at end of year	1,215	1,174	1,167
Less current portion	(100)	(105)	(121)
Long-term portion	$1,115	$1,069	$1,046

a.	Represents accretion of the fair value of environmental obligations assumed in the 2007 acquisition of FMC, which were determined on a discounted cash flow basis.

b.	Reductions primarily reflect revisions for changes in the anticipated scope and timing of projects and other noncash adjustments.

Estimated future environmental cash payments (on an undiscounted and unescalated basis) total $100 million in 2016, $127 million in 2017, $104 million in 2018, $92 million in 2019, $85 million in 2020 and $1.8 billion thereafter. The amount and timing of these estimated payments will change as a result of changes in regulatory requirements, changes in scope and timing of remediation activities, the settlement of environmental matters and as actual spending occurs.

At December 31, 2015, FCX’s environmental obligations totaled $1.2 billion, including $1.1 billion recorded on a discounted basis for those obligations assumed in the FMC acquisition at fair value. On an undiscounted and unescalated basis, these obligations totaled $2.3 billion. FCX estimates it is reasonably possible that these obligations could range between $2.1 billion and $2.7 billion on an undiscounted and unescalated basis.

At December 31, 2015, the most significant environmental obligations were associated with the Pinal Creek site in Arizona; the Newtown Creek site in New York City; historical smelter sites principally located in Arizona, Kansas, New Jersey, Oklahoma and Pennsylvania; and uranium mining sites in the western U.S. The recorded environmental obligations for these sites totaled $1.0 billion at December 31, 2015. FCX may also be subject to litigation brought by private parties, regulators and local governmental authorities related to these historical sites. A discussion of these sites follows.

Pinal Creek. The Pinal Creek site was listed under the Arizona Department of Environmental Quality’s (ADEQ) Water Quality Assurance Revolving Fund program in 1989 for contamination in the shallow alluvial aquifers within the Pinal Creek drainage near Miami, Arizona. Since that time, environmental remediation was performed by members of the Pinal Creek Group (PCG), consisting of FMC Miami, Inc. (Miami), a wholly owned subsidiary of FCX, and two other companies. Pursuant to a 2010 settlement agreement, Miami agreed to take full responsibility for future groundwater remediation at the Pinal Creek site, with limited exceptions. Remediation work consisting of both capping (earthwork) and groundwater extraction and treatment continues and is expected to continue for many years in the future.

Newtown Creek. From the 1930s until 1964, Phelps Dodge Refining Corporation (PDRC), a subsidiary of FCX, operated a copper smelter and, from the 1930s until 1984, operated a copper refinery on the banks of Newtown Creek (the creek), which is a 3.5-mile-long waterway that forms part of the boundary between Brooklyn and Queens in New York City. Heavy industrialization along the banks of the creek and discharges from the City of New York’s sewer system over more than a century resulted in significant environmental contamination of the waterway. In 2010, EPA notified PDRC, four other companies and the City of New York that EPA considers them to be PRPs under CERCLA. The notified parties began working with EPA to identify other PRPs, and EPA proposed that the notified parties perform a remedial investigation/feasibility study (RI/FS) at their expense and reimburse EPA for its oversight costs. EPA is not expected to propose a remedy until after the RI/FS is completed. Additionally, in 2010, EPA designated the creek as a Superfund site, and in 2011, PDRC and five other parties entered an Administrative Order on Consent (AOC) to perform the RI/FS to assess the nature and extent of environmental contamination in the creek and identify potential remedial options. The parties' RI/FS work under the AOC and their efforts to identify other PRPs are ongoing; the RI is expected to be completed in late 2016, with the FS approved by EPA in 2019, and remedial action could possibly begin in 2022. The actual costs of fulfilling this remedial obligation and the allocation of costs among PRPs are uncertain and subject to change based on the results of the RI/FS, the remediation remedy ultimately selected by EPA and related allocation determinations. The overall cost and the portion ultimately allocated to PDRC could be material to FCX and significantly exceed the amount currently reserved for this contingency.

Historical Smelter Sites. FCX subsidiaries and their predecessors at various times owned or operated copper, zinc and lead smelters in states including Arizona, Kansas, Missouri, New Jersey, Oklahoma and Pennsylvania. For some of these smelter sites, certain FCX subsidiaries have been advised by EPA or state agencies that they may be liable for costs of investigating and, if appropriate, remediating environmental conditions associated with the smelters. At other sites, certain FCX subsidiaries have entered into state voluntary remediation programs to investigate and, if appropriate, remediate onsite and offsite conditions associated with the smelters. The historical smelter sites are in various stages of assessment and remediation. At some of these sites, disputes with local residents and elected officials regarding alleged health effects or the effectiveness of remediation efforts have resulted in litigation of various types, and similar litigation at other sites is possible.

Uranium Mining Sites. During a period between 1940 and the early 1970s, certain FCX subsidiaries and their predecessors were involved in uranium exploration and mining in the western U.S., primarily on federal and tribal lands in the Four Corners region of the southwest. Similar exploration and mining activities by other companies have also caused environmental impacts warranting remediation, and EPA and local authorities are currently evaluating the need for significant cleanup activities in the region. To date, FCX has undertaken remediation work at a limited number of sites associated with these predecessor entities. During 2014, FCX initiated reconnaissance work at a limited number of historic mining sites on federal lands, which continued in 2015; approximately 20 percent of FCX's known federal sites have been initially evaluated. FCX expects to increase those activities over the next several years in order to identify sites for possible future investigation and remediation. During 2014, FCX also initiated discussions with federal and tribal representatives regarding a potential phased program to investigate and remediate historic uranium sites on tribal lands in the Four Corners region. Those discussions continued in 2015, when FCX also initiated discussions with the Department of Justice regarding the possible federal government's share of the liability on tribal lands.

AROs. FCX’s ARO estimates are reflected on a third-party cost basis and are based on FCX’s legal obligation to retire tangible, long-lived assets. A summary of changes in FCX’s AROs for the years ended December 31 follows:

	2015	2014		2013
Balance at beginning of year	$2,747	$2,319		$1,135
Liabilities assumed in the acquisitions of PXP and MMR[a]	—	—		1,028
Liabilities incurred	97	429	[b]	45
Settlements and revisions to cash flow estimates, net	(66)	56		115
Accretion expense	131	116		95
Dispositions	—	(61)		—
Spending	(132)	(101)		(97)
Other	(3)	(11)		(2)
Balance at end of year	2,774	2,747		2,319
Less current portion	(172)	(189)		(107)
Long-term portion	$2,602	$2,558		$2,212

a.
The fair value of AROs assumed in the acquisitions of PXP and MMR ($741 million and $287 million, respectively) were estimated based on projected cash flows, an estimated long-term annual inflation rate of 2.5 percent and discount rates based on FCX's estimated credit-adjusted, risk-free interest rates ranging from 1.3 percent to 6.3 percent.

b.	Primarily reflects updates to the closure approach to reclaim an overburden stockpile in Indonesia.

ARO costs may increase or decrease significantly in the future as a result of changes in regulations, changes in engineering designs and technology, permit modifications or updates, changes in mine plans, changes in drilling plans, settlements, inflation or other factors and as reclamation spending occurs. ARO activities and expenditures for mining operations generally are made over an extended period of time commencing near the end of the mine life; however, certain reclamation activities may be accelerated if legally required or if determined to be economically beneficial. The methods used or required to plug and abandon non-producing oil and gas wellbores, remove platforms, tanks, production equipment and flow lines, and restore wellsites could change over time.

New Mexico, Arizona, Colorado and other states require financial assurance to be provided for the estimated costs of mine reclamation and closure, including groundwater quality protection programs. FCX has satisfied financial assurance requirements by using a variety of mechanisms, primarily involving parent company performance guarantees and financial capability demonstrations, but also including trust funds, surety bonds, letters of credit and other collateral. The applicable regulations specify financial strength tests that are designed to confirm a company’s or guarantor’s financial capability to fund estimated reclamation and closure costs. The amount of financial assurance FCX is required to provide will vary with changes in laws, regulations, reclamation and closure requirements, and cost estimates. At December 31, 2015, FCX’s financial assurance obligations associated with these closure and reclamation/restoration costs totaled $994 million, of which $617 million was in the form of guarantees issued by FCX and financial capability demonstrations of FCX. At December 31, 2015, FCX had trust assets totaling $169 million (included in other assets), which are legally restricted to be used to satisfy its financial assurance obligations for its mining properties in New Mexico. In addition, FCX has financial assurance obligations for its oil and gas properties associated with plugging and abandoning wells and facilities totaling $1.5 billion. Where oil and gas guarantees associated with the Bureau of Ocean Energy Management do not include a stated cap, the amounts reflect management's estimates of the potential exposure.

New Mexico Environmental and Reclamation Programs. FCX’s New Mexico operations are regulated under the New Mexico Water Quality Act and regulations adopted by the Water Quality Control Commission (WQCC). In connection with discharge permits, the New Mexico Environment Department (NMED) has required each of these operations to submit closure plans for NMED’s approval. The closure plans must include measures to assure meeting applicable groundwater quality standards following the closure of discharging facilities and to abate groundwater or surface water contamination to meet applicable standards. In 2013, the WQCC adopted Supplemental Permitting Requirements for Copper Mining Facilities, which became effective on December 1, 2013, and specify closure requirements for copper mine facilities. The rules were adopted after an extensive stakeholder process in which FCX participated and were jointly supported by FCX and NMED. The rules are currently being challenged in the New Mexico Supreme Court by certain environmental organizations and the New Mexico Attorney General. Finalized closure plan requirements, including those resulting from application of the 2013 rules or the application of different standards if the rules are invalidated by the New Mexico Supreme Court, could result in material increases in closure costs for FCX's New Mexico operations.

FCX’s New Mexico operations also are subject to regulation under the 1993 New Mexico Mining Act (the Mining Act) and the related rules that are administered by the Mining and Minerals Division (MMD) of the New Mexico Energy, Minerals and Natural Resources Department. Under the Mining Act, mines are required to obtain approval of plans describing the reclamation to be performed following cessation of mining operations. At December 31, 2015, FCX had accrued reclamation and closure costs of $451 million for its New Mexico operations. As stated above, additional accruals may be required based on the state’s periodic review of FCX’s updated closure plans and any resulting permit conditions, and the amount of those accruals could be material.

Arizona Environmental and Reclamation Programs. FCX’s Arizona properties are subject to regulatory oversight in several areas. ADEQ has adopted regulations for its aquifer protection permit (APP) program that require permits for, among other things, certain facilities, activities and structures used for mining, leaching, concentrating and smelting, and require compliance with aquifer water quality standards at an applicable point of compliance well or location during both operations and closure. The APP program also may require mitigation and discharge reduction or elimination of some discharges.

An application for an APP requires a proposed closure strategy that will meet applicable groundwater protection requirements following cessation of operations and an estimate of the cost to implement the closure strategy. An APP may specify closure requirements, which may include post-closure monitoring and maintenance. A more detailed closure plan must be submitted within 90 days after a permitted entity notifies ADEQ of its intent to cease operations. A permit applicant must demonstrate its financial ability to meet the closure costs approved by ADEQ. In 2014, the state enacted legislation requiring closure costs for facilities covered by aquifer protection permits to be updated no more frequently than every five years and financial assurance mechanisms to be updated no more frequently than every two years. While some closure cost updates will occur in the normal course as modifications to aquifer protection permits, ADEQ has not yet formally notified FCX regarding the timetable for updating other closure cost estimates and financial assurance mechanisms for FCX's Arizona mine sites. In 2015, amendments to aquifer protection permits were submitted to ADEQ for Safford and Sierrita, which will result in increased closure costs. FCX may be required to begin updating its closure cost estimates at other Arizona sites in 2016.

Portions of Arizona mining facilities that operated after January 1, 1986, also are subject to the Arizona Mined Land Reclamation Act (AMLRA). AMLRA requires reclamation to achieve stability and safety consistent with post-mining land use objectives specified in a reclamation plan. Reclamation plans must be approved by the State Mine Inspector and must include an estimate of the cost to perform the reclamation measures specified in the plan along with financial assurance. FCX will continue to evaluate options for future reclamation and closure activities at its operating and non-operating sites, which are likely to result in adjustments to FCX’s ARO liabilities, and those adjustments could be material. At December 31, 2015, FCX had accrued reclamation and closure costs of $298 million for its Arizona operations.

Colorado Reclamation Programs. FCX's Colorado operations are regulated by the Colorado Mined Land Reclamation Act (Reclamation Act) and regulations promulgated thereunder. Under the Reclamation Act, mines are required to obtain approval of plans for reclamation of lands affected by mining operations to be performed during mining or upon cessation of mining operations. During 2015, the Colorado Division of Reclamation Mining & Safety (DRMS) approved an increase in Henderson's closure costs, principally to address long-term water management. As of December 31, 2015, FCX had accrued reclamation and closure costs of $66 million for its Colorado operations.

Chilean Reclamation and Closure Programs. In July 2011, the Chilean senate passed legislation regulating mine closure, which establishes new requirements for closure plans and became effective in November 2012. FCX's El Abra operation submitted updated closure cost estimates based on the existing approved closure plan in November 2014. At December 31, 2015, FCX had accrued reclamation and closure costs of $51 million for its El Abra operation.

Peruvian Reclamation and Closure Programs. Cerro Verde is subject to regulation under the Mine Closure Law administered by the Peruvian Ministry of Energy and Mines. Under the closure regulations, mines must submit a closure plan that includes the reclamation methods, closure cost estimates, methods of control and verification, closure and post-closure plans, and financial assurance. The latest closure plan and cost estimate for the Cerro Verde mine expansion were submitted to the Peruvian regulatory authorities in November 2013. At December 31, 2015, Cerro Verde had accrued reclamation and closure costs of $106 million.

Indonesian Reclamation and Closure Programs. The ultimate amount of reclamation and closure costs to be incurred at PT-FI’s operations will be determined based on applicable laws and regulations and PT-FI’s assessment of appropriate remedial activities in the circumstances, after consultation with governmental authorities, affected local residents and other affected parties and cannot currently be projected with precision. Some reclamation costs will be incurred during mining activities, while the remaining reclamation costs will be incurred at the end of mining activities, which are currently estimated to continue for approximately 25 years. During 2014, PT-FI updated its closure approach for an overburden stockpile, which resulted in an increase in the estimated closure costs of $403 million. At December 31, 2015, PT-FI had accrued reclamation and closure costs of $674 million.

In 1996, PT-FI began contributing to a cash fund ($21 million balance at December 31, 2015, which is included in other assets) designed to accumulate at least $100 million (including interest) by the end of its Indonesia mining activities. PT-FI plans to use this fund, including accrued interest, to pay mine closure and reclamation costs or satisfy a portion of Indonesian financial requirements under recently issued regulations. Any costs in excess of the $100 million fund would be funded by operational cash flow or other sources.

In December 2009, PT-FI submitted its revised mine closure plan to the Department of Energy and Mineral Resources for review and addressed comments received during the course of this review process. In December 2010, the Indonesian government issued a regulation regarding mine reclamation and closure, which requires a company to provide a mine closure guarantee in the form of a time deposit placed in a state-owned bank in Indonesia. In accordance with its COW, PT-FI is working with the Department of Energy and Mineral Resources to review these requirements, including discussion of other options for the mine closure guarantee.

Oil and Gas Properties. Substantially all of FM O&G's oil and gas leases require that, upon termination of economic production, the working interest owners plug and abandon non-producing wellbores, remove equipment and facilities from leased acreage, and restore land in accordance with applicable local, state and federal laws. FM O&G operating areas include the GOM, offshore and onshore California, the Gulf Coast and the Rocky Mountain area. FM O&G AROs cover more than 6,400 wells and more than 180 platforms and other structures. During 2015, liabilities incurred for FM O&G totaled $79 million for new wells primarily in the GOM area. At December 31, 2015, FM O&G had accrued $1.1 billion associated with its AROs.

Litigation. FCX is involved in numerous legal proceedings that arise in the ordinary course of business or are associated with environmental issues arising from legacy operations conducted over the years by FMC and its affiliates as discussed in this note under “Environmental.” FCX is also involved periodically in other reviews, investigations and proceedings by government agencies, some of which may result in adverse judgments, settlements, fines, penalties, injunctions or other relief. Management does not believe, based on currently available information, that the outcome of any legal proceeding reported below will have a material adverse effect on FCX's financial condition, although individual outcomes could be material to FCX's operating results for a particular period, depending on the nature and magnitude of the outcome and the operating results for the period.

Asbestos Claims. Since approximately 1990, FMC and various subsidiaries have been named as defendants in a large number of lawsuits that claim personal injury either from exposure to asbestos allegedly contained in electrical wire products produced or marketed many years ago or from asbestos contained in buildings and facilities located at properties owned or operated by FMC affiliates, or from alleged asbestos in talc products. Many of these suits involve a large number of codefendants. Based on litigation results to date and facts currently known, FCX believes there is a reasonable possibility that losses may have been incurred related to these matters; however, FCX also believes that the amounts of any such losses, individually or in the aggregate, are not material to its consolidated financial statements. There can be no assurance, however, that future developments will not alter this conclusion.

Shareholder Litigation. On January 15, 2015, a Stipulation and Agreement of Settlement, Compromise and Release
(Stipulation) was entered into with respect to the consolidated stockholder derivative litigation captioned In Re Freeport-McMoRan Copper & Gold Inc. Derivative Litigation, No. 8145-VCN. This settlement resolved all derivative claims against directors and officers of FCX challenging FCX's 2013 acquisitions of PXP and MMR. During 2015, insurers under FCX’s directors and officers liability insurance policies and other third parties funded the $125 million settlement amount that, net of plaintiffs’ legal fees and expenses, resulted in the recognition of a gain of $92 million (included in other income (expense)). In accordance with the approved settlement terms, FCX's Board declared a special dividend that was paid on August 3, 2015.

Pursuant to the settlement, FCX’s Board also approved and agreed to keep in effect for at least three years corporate governance enhancements specified in the Stipulation. These corporate governance enhancements include agreements by FCX to maintain and/or establish (i) a lead independent director position, (ii) an independent executive committee, (iii) solely independent directors on each of the executive, corporate responsibility, audit, compensation, and nominating and governance committees, and (iv) certain procedures or policies relating to the selection of members of special committees, approval of related-party transactions and executive compensation.

Tax and Other Matters. FCX's operations are in multiple jurisdictions where uncertainties arise in the application of complex tax regulations. Some of these tax regimes are defined by contractual agreements with the local government, while others are defined by general tax laws and regulations. FCX and its subsidiaries are subject to reviews of its income tax filings and other tax payments, and disputes can arise with the taxing authorities over the interpretation of its contracts or laws. The final taxes paid may be dependent upon many factors, including negotiations with taxing authorities. In certain jurisdictions, FCX must pay a portion of the disputed amount to the local government in order to formally appeal the assessment. Such payment is recorded as a receivable if FCX believes the amount is collectible.

Cerro Verde Royalty Dispute. SUNAT, the Peruvian national tax authority, has assessed mining royalties on ore processed by the Cerro Verde concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2007 and the years 2008 and 2009.

In July 2013, the Peruvian Tax Tribunal issued two decisions affirming SUNAT's assessments for the period December 2006 through December 2008. In September 2013, Cerro Verde filed judiciary appeals related to the assessments because it believes that its 1998 stability agreement exempts from royalties all minerals extracted from its mining concession, irrespective of the method used for processing those minerals. With respect to the judiciary appeal related to assessments for the year 2008, on December 17, 2014, Peru's Eighteenth Contentious Administrative Court, which specializes in taxation matters, rendered its decision upholding Cerro Verde's position and declaring the Tax Tribunal's resolution invalid. On December 31, 2014, SUNAT and the Tax Tribunal appealed this decision. On January 29, 2016, Peru’s Sixth Contentious Administrative Chamber of the Appellate Court nullified the decision of the Eighteenth Contentious Administrative Court. Cerro Verde will appeal the decision to the Peruvian Supreme Court. Although FCX believes Cerro Verde's interpretation of the stability agreement is correct, if Cerro Verde is ultimately found responsible for these assessments, it may also be liable for penalties and interest, which accrues at rates that range from approximately 7 percent to 18 percent based on the year accrued and the currency in which the amounts would be payable.

In October 2013, SUNAT served Cerro Verde with a demand for payment based on the Peruvian Tax Tribunal’s decisions for the period December 2006 through December 2008. The aggregate amount of these assessments totals $179 million (based on the exchange rate as of December 31, 2015), including estimated accumulated interest and penalties. As permitted by law, Cerro Verde requested and was granted an installment payment program that deferred payment for six months and thereafter required 66 equal monthly payments. Through December 31, 2015, Cerro Verde has made payments totaling $64 million (based on exchange rates as of the dates of payment) under the installment program, which are included in other assets in the consolidated balance sheet. In July 2013, a hearing on SUNAT's assessment for 2009 was held, but no decision has been issued by the Tax Tribunal for that year.

The aggregate amount of the assessment for 2009 totals $72 million (based on the exchange rate as of December 31, 2015), including estimated accumulated interest and penalties.

SUNAT may make additional assessments for mining royalties and associated penalties and interest for the years 2010 through 2013, which Cerro Verde will contest. FCX estimates the total exposure associated with the assessments for mining royalties discussed above for the period from December 2006 through December 2009, and for the years 2010 through 2013 approximates $500 million (based on the exchange rate as of December 31, 2015), including estimated accumulated interest and penalties. No amounts have been accrued for these assessments or the installment payment program as of December 31, 2015, because Cerro Verde believes its 1998 stability agreement exempts it from these royalties and believes any payments will be recoverable.

Other Peruvian Tax Matters. Cerro Verde has also received assessments from SUNAT for additional taxes, penalties and interest related to various audit exceptions for income and other taxes. Cerro Verde has filed or will file objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

Tax Year	Tax Assessment	Penalty and Interest Assessment	Total
2002 to 2005	$16	$53	$69
2006	7	47	54
2007	12	18	30
2008	21	13	34
2009	56	48	104
2010	66	89	155
2014	5	—	5
2015	4	—	4
	$187	$268	$455

As of December 31, 2015, Cerro Verde had paid $181 million (included in other assets) on these disputed tax assessments, which it believes is collectible. No amounts have been accrued for these assessments.

Indonesia Tax Matters. PT-FI has received assessments from the Indonesian tax authorities for additional taxes and interest related to various audit exceptions for income and other taxes. PT-FI has filed objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

Tax Year	Tax Assessment	Interest Assessment	Total
2005	$103	$49	$152
2006	22	10	32
2007	91	44	135
2008	62	52	114
2011	56	13	69
2012	137	—	137
	$471	$168	$639

Required estimated income tax payments for 2011 significantly exceeded PT-FI’s 2011 reported income tax liability, which resulted in a $313 million overpayment. During 2013, the Indonesian tax authorities agreed to refund $291 million associated with income tax overpayments made by PT-FI for 2011, and PT-FI filed objections for the remaining $22 million that it believes it is due. PT-FI received a cash refund of $165 million in July 2013, and the Indonesian tax authorities withheld $126 million of the 2011 overpayment for unrelated assessments from 2005 and 2007, which PT-FI is disputing.

Required estimated income tax payments for 2012 significantly exceeded PT-FI’s 2012 reported income tax liability, which resulted in a $303 million overpayment. During second-quarter 2014, the Indonesian tax authorities issued tax assessments for 2012 of $137 million and other offsets of $15 million, and refunded the balance of $151 million (before foreign exchange adjustments). PT-FI filed objections and will use other means available under Indonesian tax laws and regulations to recover all overpayments that remain in dispute.

As of December 31, 2015, PT-FI had paid $259 million (of which $209 million was included in other assets) on disputed tax assessments, which it believes are collectible. In addition, PT-FI has $285 million (included in income and other tax receivables) for overpayments of 2014 income taxes and $106 million (included in other assets) for overpayments of 2015 income taxes.

In December 2009, PT-FI was notified by Indonesian tax authorities that PT-FI was obligated to pay value added taxes on certain goods imported after the year 2000. In December 2014, PT-FI paid $269 million for value added taxes for the period from November 2005 through 2009 and sought a refund. In January 2016, PT-FI received audit findings confirming the refund amount, which based on the exchange rate as of December 31, 2015, is expected to be $215 million (included in income and other tax receivables in the consolidated balance sheet at December 31, 2015).

PT-FI received assessments from the local regional tax authority in Papua, Indonesia, for additional taxes and penalties related to surface water taxes for the period from January 2011 through December 2015. PT-FI has filed or will file objections to these assessments. The local government of Papua rejected PT-FI’s objections to the assessments related to the period from January 2011 through July 2015, and PT-FI filed appeals with the Indonesian tax court for these periods. The aggregate amount of all assessments received through February 19, 2016, including penalties, was 2.7 trillion Indonesian rupiah ($197 million based on the exchange rate as of December 31, 2015). Additional penalties, which could be significant, may be assessed depending on the outcome of the appeals process. No amounts have been accrued for these assessments as of December 31, 2015, because PT-FI believes its COW exempts it from these payments and that it has the right to contest these assessments in the tax court and ultimately the Indonesian Supreme Court.

Letters of Credit, Bank Guarantees and Surety Bonds.  Letters of credit and bank guarantees totaled $300 million at December 31, 2015, primarily for the Cerro Verde royalty dispute (refer to discussion above), environmental and asset retirement obligations, workers’ compensation insurance programs, tax and customs obligations, and other commercial obligations. In addition, FCX had surety bonds totaling $276 million at December 31, 2015, associated with environmental and asset retirement obligations ($217 million), self-insurance bonds primarily for workers’ compensation ($21 million) and other bonds ($38 million).

Insurance.  FCX purchases a variety of insurance products to mitigate potential losses, which typically have specified deductible amounts or self-insured retentions and policy limits. FCX generally is self-insured for U.S. workers’ compensation, but purchases excess insurance up to statutory limits. An actuarial analysis is performed twice a year on the various casualty insurance programs covering FCX's U.S.-based mining operations, including workers’ compensation, to estimate expected losses. At December 31, 2015, expected losses under these insurance programs totaled $66 million, which consisted of a current portion of $7 million (included in accounts payable and accrued liabilities) and a long-term portion of $59 million (included in other liabilities).

FCX's oil and gas operations are subject to all of the risks normally incident to the exploration for and the production of oil and gas, including well blowouts, cratering, explosions, oil spills, releases of gas or well fluids, fires, pollution and releases of toxic gas, each of which could result in damage to or destruction of oil and gas wells, production facilities or other property or injury to persons. Although FCX maintains insurance coverage considered to be customary in the oil and gas industry, FCX is not fully insured against all risks either because insurance is not available or because of high premium costs. FCX is self-insured for named windstorms in the GOM. FCX's insurance policies provide limited coverage for losses or liabilities relating to pollution, with broader coverage for sudden and accidental occurrences.